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                                                                    EXHIBIT 10.9

                                    FORM OF
                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)

      This Stock Option Agreement (this "Agreement"), is entered into effective as of the Grant Date (as defined in paragraph 1), by and between Commerce Energy Group, Inc., a Delaware corporation (the "Company"), and the employee, director or officer of the Company listed in paragraph 1 (the "Optionee").

                                    RECITALS

      WHEREAS, the Company maintains the 1999 Equity Incentive Plan, as amended (the "Plan"), which is incorporated into and forms a part of this Agreement;

      WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee") administers the Plan; and

      WHEREAS, the Optionee has been selected by the Committee to receive a non-qualified stock option to purchase shares of the Company's common stock, $.001 par value per share (the "Common Stock") under the Plan.

                                    AGREEMENT

1.    Terms of Award.

      (a) The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

            (i)   The "Optionee" is ______________________.

            (ii)  The "Grant Date" is _____________________.

            (iii) The number of "Option Shares" shall be ___________ shares of Common Stock.

            (iv)  The "Exercise Price" is $_________ per share.

      (b) Other terms used in this Agreement are defined pursuant to paragraph 14 or elsewhere in this Agreement.

2. Award and Exercise Price. This Agreement specifies the terms of the option (the "Option") granted to the Optionee to purchase the number of Option Shares of Common Stock at the Exercise Price per share as set forth in paragraph 1. The Option is not intended to constitute an "incentive stock option" as that term is used in section 422 of the Code.

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3.    Date of Exercise and Vesting.

      (a) Subject to the limitations of this Agreement, the Option shall be exercisable according to the following schedule, with respect to each installment shown in the schedule on and after the Vesting Date applicable to such installment: [NOTE - UNDER THE PLAN, OPTIONS MUST VEST AT LEAST 20% PER YEAR OVER FIRST 5 YEARS.]

                             Amount Vested per Period/
    Vesting Dates            Cumulative Amount Vested
--------------------         -------------------------
______________, 200_             _______/_______
______________, 200_             _______/_______
______________, 200_             _______/_______
______________, 200_             _______/_______

      (b) An installment shall not become exercisable on the otherwise applicable vesting date if the Optionee's Termination Date (as defined in paragraph 14) occurs on or before such vesting date; provided, however, that such Option Shares may become fully vested and exercisable in the discretion of the Board. Subject to the provisions of paragraph 4, the Option may be exercised on or after the Termination Date only as to that portion of the Option Shares as to which it was exercisable immediately prior to the Termination Date, or as to which it became exercisable on the Termination Date in accordance with this paragraph 3.

4.    Expiration.

      (a) The Option shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date.

      (b)   The "Expiration Date" shall be earliest to occur of:

            (i)   the ten-year anniversary of the Grant Date;

            (ii) if the Optionee's Termination Date occurs by reason of death or Disability, the one-year anniversary of such Termination Date;

            (iii) if the Optionee's Termination Date occurs for reasons other than death, Disability, or Cause, the three month anniversary of such Termination Date; or

            (iv) the earliest to occur of any of the following events (each a "Corporate Event"): (A) the dissolution or liquidation of the Company or a merger, consolidation or reorganization (including the sale of substantially all of its assets) of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity; or (B) the merger or other reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the outstanding shares of the Common Stock are changed into or exchanged for shares of the capital stock or other securities of another entity or for cash or other property; provided, however, that the Company may, in its discretion, and immediately prior to any Corporate Event, cause a new option to be substituted for this Option or cause this Option to be assumed by a successor entity or a parent or subsidiary of such entity;

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and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option.

      [NOTE - SOME EMPLOYMENT AGREEMENTS PROVIDE THAT THE OPTIONS DO NOT TERMINATE UPON TERMINATION OF EMPLOYMENT.]

      (c) Notwithstanding subparagraphs (a) and (b) of this paragraph 4, if an Optionee ceases to be a director, officer or employee of the Company or a Subsidiary due to Cause, all of the Optionee's options shall be forfeited immediately upon such cessation, whether or not then exercisable.

      (d) If no provision is made for the continuance of the Plan and the assumption of this Option, or the substitution for this Option of a new option as hereinabove provided, then the Company shall cause written notice to be given to the Optionee of the proposed Corporate Event not less than twenty (20) days prior to the anticipated effective date thereof, for the purpose of affording the Optionee the opportunity to exercise the Option, in accordance with the provisions of this Agreement, effective immediately prior to the consummation of the Corporate Event. To the extent the Option remains unexercised as of the effective date of the Corporate Event, the Option shall, concurrently with the consummation of the Corporate Event, terminate and become void and of no effect.

5.    Method of Option Exercise.

      (a) Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice, in the form attached hereto as Exhibit A, with the Secretary of the Company at its corporate headquarters prior to the Company's close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of shares of Common Stock which the Optionee elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares of Common Stock indicated by the Optionee's election. Payment shall be by cash or by check payable to the Company or, where expressly approved for the Optionee by the Board and where permitted by law:

            (i) by cancellation of indebtedness of the Company to the Optionee;

            (ii) by surrender of shares that either: (A) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
(B) were obtained by the Optionee in the public market;

            (iii) by tender of a full recourse promissory note having such terms as may be approved by the Board and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; [provided, however, that the Optionee will not be entitled to purchase Option Shares with a promissory note unless the note is adequately secured by collateral other than the Option Shares] [INSERT THE BRACKETED PHRASE IF OPTIONEE IS NOT AN EMPLOYEE OR DIRECTOR OF THE COMPANY, IF THE OPTIONEE IS AN EXECUTIVE OFFICER OR DIRECTOR, DELETE THIS SUBPARAGRAPH (III) COMPLETELY];

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            (iv)  by waiver of compensation due or accrued to Optionee for services rendered;

            (v) with respect only to purchases upon exercise of the Option, and provided that a public market for the Company's stock exists:

                  (1) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company; or

                  (2) through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Option Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company; or

            (vi)  by any combination of the foregoing.

6. Transferability of Option. The Option granted hereunder may not be transferred by the Optionee except upon death by will or the laws of descent and distribution. Unless the context otherwise requires, references herein to the Optionee are deemed to include any permitted transferee under this paragraph 6. During the Optionee's lifetime, only the Optionee (or his or her guardian or legal representative) may exercise the Option. In the event of the Optionee's death, the Option (to the extent still held by the Optionee at such time) may be exercised only (i) by the executor or administrator of the Optionee's estate or the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee's death.

7.    Withholding of Taxes.

      (a) Withholding Generally. Upon exercise of this Option, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Option Shares.

      (b) Stock Withholding. When, under applicable tax laws, the Optionee incurs tax liability in connection with the exercise or vesting of this Option that is subject to tax withholding and the Optionee is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Optionee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Option Shares to be issued that number of shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by the Optionee to have Option Shares withheld for this purpose will

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be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

8. Compliance With Securities Laws. This Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law.

9. No Rights As Shareholder. The Optionee shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

10. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Optionee from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Board from time to time pursuant to the Plan.

11. Not An Employment Contract. The Option will not confer on the Optionee any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Optionee's employment or other service at any time.

12. Adjustments. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Prices of and number of Option Shares subject to this Option will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

13. Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Board.

14. Certain Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

      (a) "Board" means the Board of Directors of the Company, or if the Board has delegated responsibility for any matter with respect to the Plan to the Committee, the Compensation Committee of the Board.

      (b) "Cause" shall mean the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Subsidiary of the Company.

      (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

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      (d)   "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

      (e) "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

      (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

      (g) "Fair Market Value" of a share of Common Stock of the Company shall mean, as of any date, the value of a share of the Company's Common Stock determined as follows: (1) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal; (2) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal; (3) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or (4) if none of the foregoing is applicable, by the Board in good faith.

      (h) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute.

      (i) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (j) "Termination" or "Terminated" means that the Optionee has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (1) sick leave, (2) military leave, or (3) any other leave of absence approved by the Board, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in this agreement.

      (k) "Termination Date" shall mean the effective date on which the Optionee ceased to provide services, as determined by the Board in its sole discretion.

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15.   Entire Agreement. The Agreement, together with the Plan, constitutes the entire agreement of the parties and supercedes any and all agreements, either oral or in writing, between the parties with respect to the subject matter hereof.

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                    SIGNATURE PAGE TO STOCK OPTION AGREEMENT

      IN WITNESS WHEREOF, the parties have executed this Agreement on ___________ to reflect the grant which was authorized on the Grant Date as first above written.

                                      COMMERCE ENERGY GROUP, INC.

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

                                      OPTIONEE:

                                      Name:_____________________________________

                                      Address (please print):

                                      __________________________________________

                                      __________________________________________

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                                    EXHIBIT A

         FORM OF LETTER TO BE USED TO EXERCISE NONQUALIFIED STOCK OPTION

_______________
Date

Commerce Energy Group, Inc.
600 Anton Boulevard, Suite 2000
Costa Mesa, CA 92626
Attention: Chief Financial Officer

      I wish to exercise the stock option granted on ________ and evidenced by a Stock Option Agreement dated as of ____________, to acquire __________ shares of Common Stock of Commerce Energy Group, Inc., at an option price of $_______ per share. In accordance with the provisions of the Stock Option Agreement, I wish to make payment of the exercise price (please check all that apply):

      [ ] in cash

      [ ] by delivery of shares of Common Stock held by me

      [ ] by simultaneous sale through a broker of Option Shares

      [ ] by authorizing the Company to withhold Option Shares

Please issue a certificate for these shares in the following name:

_______________________
Name

_______________________
Address

_______________________                           Very truly yours,

                                                  ______________________________
                                                  Signature

                                                  ______________________________
                                                  Typed or Printed Name

                                                  ______________________________
                                                  Social Security Number